UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

In re FLYi, Inc., et. al.
Case No. 05-20011 (MFW)
Reporting Period: December 2006

Independence Air, Inc.

MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.
		Document	Explanation
REQUIRED DOCUMENTS	Form No.	Attached	Attached
Schedule of Cash Receipts and Disbursements	MOR-1	x
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1 (CON'T)	See below	See below
Copies of bank statements
Cash disbursements journals
Statement of Operations	MOR-2	x
Detail of Other Operational Expense	MOR-2 (CON'T)	x
Balance Sheet	MOR-3	x
Status of Postpetition Taxes	MOR-4	x
Copies of IRS Form 6123 or payment receipt
Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts	MOR-4	x
Listing of aged accounts payable
Accounts Receivable Reconciliation and Aging	MOR-5	x
Debtor Questionnaire	MOR-5	x

In FLYi, Inc., et al., the following certification is filed with the Debtors' monthly operating reports and set forth on a single page:

A. Bank Reconciliation Certification
The undersigned verifies that, to the best of my knowledge, all of the Debtors' December 2006 bank balances have been reconciled in an accurate and timely manner.

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Disclaimer: Please note that these numbers as filed are preliminary and are subject to final review. Any potential entries will not affect the Schedule of Cash Receipts and Disbursements.

Signature of Debtor	Date

Signature of Joint Debtor	Date

Signature of Authorized Individual*	Date

Richard Kennedy	President, General Counsel & Corporate Secretary
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.
MOR
(9/99)

In re FLYi, Inc., et. al.
Case No. 05-20011 (MFW)
Reporting Period: December 2006
Independence Air, Inc.
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH - ACTUAL" column must equal the sum of the four bank account columns.
Copies of the bank statements, bank reconciliations, and the cash disbursements journal are available upon request. All accounts are reconciled.
		BANK ACCOUNTS				CURRENT MONTH	CUMULATIVE FILING TO DATE
	OPER.	UBS SECURITIES TRADING ACCOUNT	PAYROLL	TAX	RESTRICTED CASH	ACTUAL	ACTUAL
CASH BEGINNING OF MONTH	$40,476,747	$105,176,066	$84,354	$3,679,672	$4,209,128	$153,625,967	$51,910,064

RECEIPTS
FLYi Sales							93,297,281
Charter							208,955
A319 Related Credits							134,000
Account Transfers	3,801,836		85,709			3,887,545	60,300,002
Other	523,916	426,275		9,916	5,811	965,917	119,398,231

TOTAL RECEIPTS	4,325,751	426,275	85,709	9,916	5,811	4,853,462	273,338,469

DISBURSEMENTS
AP	400,738					400,738	13,959,500
Payroll Account	85,709		63,863			149,572	46,428,853
Payroll Taxes	36,524					36,524	9,954,284
9/11, PAX Screening, & Excise Taxes	-					-	9,203,167
Benefits	50,692					50,692	6,842,980
Insurance	(40,196)					(40,196)	(560,062)
Fuel	-					-	12,688,559
Power by the Hour / Reserves	-					-	717,684
Aircraft Payments / Settlements	-					-	195,000
A319 Purchase Deposits	-					-	-
MWAA	-					-	4,723,098
CLC	-					-	407,642
FLYi, Inc	-					-	-
GE holdover rents settlement	-					-	-
GE Loan	-					-	-
Trident/BAE loans	-					-	-
BK professional fees	1,486,285					1,486,285	12,860,089
Security costs	-					-	34,351
Shipping	-					-	185,849
Other close fees	11,311					11,311	170,511
Engine changes	-					-	424,176
GKV Advertising	-					-	-
Upstream	-					-	269,479
Bombardier	-					-	-
Account Transfers	-		106,200	3,689,588	6,048	3,801,836	36,924,079
Other	447,184				49,561	496,745	17,733,369

TOTAL DISBURSEMENTS	2,478,247	-	170,063	3,689,588	55,608	6,393,506	173,162,610

NET CASH FLOW	1,847,505	426,275	(84,354)	(3,679,672)	(49,797)	(1,540,045)	100,175,859
(RECEIPTS LESS DISBURSEMENTS)

CASH - END OF MONTH	$42,324,251	$105,602,340	$0	$0	$4,159,331	$152,085,923	$152,085,923

THE FOLLOWING SECTION MUST BE COMPLETED
DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS	$6,393,506
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	NA
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	NA
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	$6,393,506
FORM MOR-1
(9/99)

In re FLYi, Inc., et. al.
Case No. 05-20011 (MFW)
Reporting Period: December 2006
Independence Air, Inc.
STATEMENT OF OPERATIONS
(Income Statement)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

REVENUES	Month	Cumulative Filing to Date
Operating revenue
Passenger	$0	$47,119,532
FIM/pricing adjustments	-	-
Adjusted passenger revenue	-	47,119,532

Freight and mail	-	-
ID passenger	-	(968)
Charter	-	91,694
Inflight Sales	-	84,454
Other revenue	-	2,711,437
Total other revenue	-	2,886,617

Total operating revenues	-	50,006,149
OPERATING EXPENSES
Operating expenses
Insider Compensation*	13,333	437,740
Wages	1,045,605	20,226,343
Fringes and benefits	(270,148)	5,756,373
Profit sharing	-	-
Aircraft fuel	12,440	19,859,940
Aircraft maintenance and materials	3,845	9,977,089
Aircraft rentals	-	11,670,148
Traffic commissions	-	658,259
CRS fees	-	493,244
Facilities rents	13,821	7,805,244
Landing fees	(1,293,608)	(354,075)
Depreciation and amortization	-	3,914,406
Other (schedule attached to MOR2CONT)	839,223	$3,565,736
Impairment of long-lived assets	-	-
Loss on sale of aircraft	-	-
Retirement and restructuring charge (See note on MOR-3)	(16,027,388)	(28,984,532)
Total operating expense	(15,662,878)	55,025,915

Net operating income (loss)	15,662,878	(5,019,766)
Net Profit (Loss) Before Other Income & Expenses	15,662,878	(5,019,766)
OTHER INCOME AND EXPENSES
Other (income) expense
Interest income	(630,258)	(5,218,918)
Interest expense	3,153	(414,588)
Government compensation	-	-
Other misc	-	(103,453,088)
Total other (income) expense	(627,106)	(109,086,594)
Net Profit (Loss) Before Reorganization Items	16,289,984	104,066,828
REORGANIZATION ITEMS
Professional Fees	633,879	7,352,194
U. S. Trustee Quarterly Fees	-	45,000
Interest Earned on Accumulated Cash from Chapter 11	-	-
Gain (Loss) from Sale of Equipment	-	922
Other Reorganization Expenses (attach schedule)	-	-
Total Reorganization Expenses	633,879	7,398,116
Income Taxes	18,041	111,653
Net Profit (Loss)	$15,638,064	$96,557,059

*"Insider" is defined in 11 U.S.C. Section 101(31).		FORM MOR-2
		(9/99)

In re FLYi, Inc., et. al.
Case No. 05-20011 (MFW)
Reporting Period: December 2006

Independence Air, Inc.
STATEMENT OF OPERATIONS - continuation sheet

BREAKDOWN OF “OTHER” CATEGORY	Month	Cumulative Filing to Date
Other Operational Expenses
Summary of Other Expenses:

Crew accommodations	$0	($266,858)
Advertising	35,376	(1,787,235)
Glycol	96	(343,596)
Property taxes	127,000	2,035,120
Bussing	-	-
Hull insurance	(188)	279,285
Passenger supplies	-	51,704
Travel	816	(133,369)
Telecommunications	1,590	1,296,150
Passenger insurance	-	556,824
Passenger screening	-	(301,133)
Ground handling	-	338,792
Ground property equipment	-	101,981
Law enforcement	-	(252,099)
Beverage service	(116)	113,806
Liquor service	-	21,690
Reproduction expenses	-	146,072
Publicity	-	8,902
Uniforms	3,266	36,181
Office supplies	-	26,613
Moving	-	42
Miscellaneous	10,315	168,487
Legal	640,653	812,983
Accounting	-	(121,172)
Software rental / MIS	1,116	643,992
Directors fees	-	71,000
Additional services	2,922	(1,759,930)
Other insurance	14,786	2,423,462
Training	(126,405)	454,821
Bad debt	(21,910)	253,552
Passenger claims	4,863	293,222
Parking	-	176,225
Utilities	-	(11,239)
Freight	69	288,086
Recruiting	-	-
Company Events	-	4,553
Misc other	-	-
Gain/Loss on Assets	24,975	(2,392,098)
Corporate filing fees	120,000	330,921

Total other operating expenses	$839,223	$3,565,736

FORM MOR-2 (CON'T)
		(9/99)

In re FLYi, Inc., et. al.
Case No. 05-20011 (MFW)
Reporting Period: December 2006

Independence Air, Inc.
BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
CURRENT ASSETS
Cash and cash equivalents	$41,722,362	$8,438,994
Short term investments	105,500,000	20,581,561
Restricted cash	1,492,552	36,274,680
Accounts receivable, net	100,424,937	15,773,490
Expendable parts and fuel inventory, net	37,661	14,467,877
Prepaid expenses and other current assets	4,479,759	36,787,106
Assets held for sale	-	(1)
Deferred tax asset	(1)	(1)
TOTAL CURRENT ASSETS	$253,657,270	$132,323,705
OTHER ASSETS
Restricted Cash	3,119,031	$20,455,434
Long term investments	-	-
Property and equip., net of depreciation	-	161,493,590
Intangible assets, net of accumulated amortization	-	170,625
Debt issuance costs, net of accumulated amortization	-	4,518,707
Aircraft deposits	11,112,000	22,412,000
Long Term deferred tax asset	-	-
Other assets	419,643	7,685,603
TOTAL OTHER ASSETS	$14,650,674	$216,735,959

TOTAL ASSETS	$268,307,944	$349,059,665

LIABILITIES AND OWNER EQUITY	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts payable	$3,975,717	$0
Notes payable	-	-
Air traffic liability	833,822	-
Accrued liabilities	1,399,004	-
Deferred revenue current	-	-
Long-term debt, less current portion	-	-
Intercompany Loan Payable	-	-
Capital lease obligations, less current portion	-	-
Deferred credits, net	-	-
Deferred tax liability	-	-
Other Long Term Liabilities	-	-
Amounts Due to Insiders*	40,000	-
TOTAL POSTPETITION LIABILITIES	$6,248,543	$0
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt	$1,015,532	$168,649,600
Priority Debt	10,511,857	3,173,302
Unsecured Debt	391,932,901	317,204,684
Other accruals related to prepetition obligations that have not been invoiced	12,453,599	121,659,469
TOTAL PRE-PETITION LIABILITIES	$415,913,889	$610,687,054

TOTAL LIABILITIES (See note below)	$422,162,432	$610,687,054
OWNER EQUITY
Capital Stock	$0	$0
Additional Paid-In Capital	-	-
Treasury Stock	7,435,000	7,435,000
Owner's Equity Account	-	-
Retained Earnings (Deficit) - Pre-Petition	(257,846,546)	(269,062,389)
Retained Earnings (Deficit) - Postpetition	$96,557,059	-
Adjustments to Owner Equity (attach schedule)	-	-
Postpetition Contributions (Distributions) (Draws) (attach schedule)	-	-
NET OWNER EQUITY	($153,854,488)	($261,627,389)

TOTAL LIABILITIES AND OWNERS' EQUITY	$268,307,944	$349,059,665
		FORM MOR-3
*"Insider" is defined in 11 U.S.C. Section 101(31).		(9/99)

Note:   The Liabilities above do not include (i) any amounts associated with liability for aircraft for the period from the Petition Date through Jan. 5, 2006 or (ii) any estimated
amounts for claims related to the Debtors' rejection of operating and aircraft leases or other agreements.    In addition, the Liabilities Subject to Compromise (Pre-Petition)
above do not include the asserted secured liability associated with returned aircraft and aircraft equipment.  A corresponding reduction has been made to the Other Assets
(Property and equip., net of depreciation) above in recognition of the returned aircraft and aircraft equipment.

In re FLYi, Inc., et. al.
Case No. 05-20011 (MFW)
Reporting Period: December 2006
Independence Air, Inc.
STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.
Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.
Photocopies of tax returns filed during the reporting period are available upon request.
	Beginning	Amount				Ending
	Tax	Withheld or	Amount	Date	Check No.	Tax
	Liability	Accrued	Paid	Paid	or EFT	Liability
Federal
Withholding	(0)	14,812	14,707	*	*	105
FICA-Employer & Employee	837	8,775	7,389			2,222
Unemployment	(0)	542	356			185
Income	0					0
Other:_________________	0					0
Total Federal Taxes	837	24,128	22,452			2,513
State and Local
Withholding	5,419	(873)	4,476			70
Sales	0					0
Excise	0					0
Unemployment	(8,490)	8,526	8			28
Real Property	0					0
Personal Property	527,496	128,000	256,427			399,069
Corporate	19,006					19,006
Municipal income taxes	3,666	(3,666)	0			(0)
Total State and Local	547,097	131,986	260,911			418,172

Total Taxes	547,933	156,115	283,363			420,685

All income taxes above include pre and post petition amounts as the Company received approval to pay these taxes pursuant to first day orders.

* For all line items, detail is available upon request.

SUMMARY OF UNPAID POSTPETITION DEBTS
Aged listing of accounts payable is available upon request.
		Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	(39,200)	(84,513)	261,633	958	2,666,094	2,804,972
Wages Payable	25,853					25,853
Taxes Payable	420,685					420,685
Rent/Leases-Buildings, Airports, etc					287,626	287,626
Secured Debt/Adequate Protection Payments						0
Professional Fees	528,132	262,658	86,490	3,096	2,743	883,120
Amounts Due to Insiders*	40,000					40,000
Other:__________________________						0
Other:__________________________						0
Total Postpetition Debts	975,470	178,145	348,123	4,053	2,956,463	4,462,255

Explain how and when the Debtor intends to pay any past-due postpetition debts.

The debtor continues to reconcile certain post-petition expenses and anticipates paying certain post-petition obligations in due course or pursuant to the terms of a Chapter 11 plan.

*"Insider" is defined in 11 U.S.C. Section 101(31).
FORM MOR-4
(9/99)

In re FLYi, Inc., et. al.
Case No. 05-20011 (MFW)
Reporting Period: December 2006

Independence Air, Inc.
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	$451,228
+ Amounts billed during the period	-
- Amounts collected during the period	(35,174)
Total Accounts Receivable at the end of the reporting period	$416,054

Accounts Receivable Aging	Amount
0 - 30 days old	-
31 - 60 days old	-
61 - 90 days old	-
91+ days old	416,054
Total Accounts Receivable	416,054
Amount considered uncollectible (Bad Debt)	100,000	(estimate)
Accounts Receivable (Net)	$316,054

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business	x
this reporting period? If yes, provide an explanation below.
Flyi, Inc. and its affiliated debtors and debtors in possession continue to liquidate their assets
Through the Chapter 11 cases.
2. Have any funds been disbursed from any account other than a debtor in possession		x
account this reporting period? If yes, provide an explanation below.
3. Have all postpetition tax returns been timely filed? If no, provide an explanation	x
below.
4. Are workers compensation, general liability and other necessary insurance	x
coverages in effect? If no, provide an explanation below.

FORM MOR-5
(9/99)